UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K
____________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 15, 2013
(Date of earliest event reported)

____________

Krispy Kreme Doughnuts, Inc.
(Exact name of registrant as specified in its charter)
____________

North Carolina
(State or other jurisdiction of incorporation)

001-16485	56-2169715
(Commission File Number)	(IRS Employer Identification No.)

370 Knollwood Street
Winston-Salem, North Carolina	27103
(Address of Principal Executive Offices)	(Zip Code)

(336) 725-2981
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     Krispy Kreme Doughnuts, Inc. (the “Company”) is scheduled to present at the 15th Annual ICR XChange Conference at the Fontainebleau Hotel in Miami, Florida on Thursday, January 17, 2013. The presentation is scheduled to begin at 9:15 a.m. (ET) and will be webcast at the Company’s website, www.krispykreme.com. The webcast and/or transcript thereof will also be archived at the Company’s website. A copy of the presentation materials to be used in connection with the presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Presentation of Krispy Kreme Doughnuts, Inc. dated January 2013

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.

	By	/s/ Darryl R. Marsch
		Name:	Darryl R. Marsch
		Title:	Senior Vice President, General
Counsel & Secretary

Date: January 15, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation of Krispy Kreme Doughnuts, Inc. dated January 2013